EXHIBIT 32.2
                                  ------------


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


         Pursuant to 18 U.S.C.ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, that I, Robert E. Lester, Chief Financial Officer of the Company, certify:

         1. the accompanying Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Form 10-KSB") fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the 10-KSB fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Robert E. Lester
--------------------
Robert E. Lester
Chief Financial Officer

Date:    April 13, 2004